                                   SIXTH AMENDMENT

                                          TO

                        AMENDED AND RESTATED CREDIT AGREEMENT


          THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 21, 1998 (this "SIXTH AMENDMENT"), is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as previously amended as of December 17, 1996, April 30, 1997, June 25, 1997, October 23, 1997 and December 5, 1997, the
"CREDIT AGREEMENT").

                                 W I T N E S S E T H:

          WHEREAS, the Borrower and the Lender have entered into the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement to permit the Borrower to consummate the acquisition of all of the assets and assumption of certain of the liabilities (the "ACQUISITION") of Aerospace Precision Systems, Inc. (the "TARGET") from the Burns Heirs' Trust (the "SELLER"), as described in the draft dated January 18, 1998 of the Asset Purchase Agreement between the Borrower and the Seller;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in SECTION 4 below), the Credit Agreement is hereby amended as follows:

               2.1 AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended by adding the following definitions in proper alphabetical order:

               "APSI" means Aerospace Precision Systems, Inc., a California corporation.

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               "APSI PURCHASE AGREEMENT" means the Asset Purchase Agreement between the Borrower and the Burns Heirs' Trust with respect to the purchase by the Borrower of the assets of APSI, as delivered to and approved by the Lender.

               2.2 AMENDMENT TO SECTION 7.13. Section 7.13 of the Credit Agreement is hereby amended by adding the following at the beginning of the first sentence thereof:

          Other than in the case of the Facility Leases (as defined in the APSI Purchase Agreement),

               2.3 AMENDMENT TO SECTION 8.01. Section 8.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause
(xi) thereof, substituting "; and" in place of the period at the end of clause (xii) thereof and adding the following new clause (xiii):

               (xiii) Indebtedness assumed pursuant to the APSI Purchase Agreement in an aggregate principal amount not to exceed $1,500,000, PROVIDED that such Indebtedness shall be paid in full on or before the second Business Day after the closing of the purchase by the Borrower of the assets of APSI.

               2.3 AMENDMENT TO SECTION 8.03. Section 8.03 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause
(iii) thereof, substituting "; and" in place of the period at the end of clause
(iv) thereof and adding the following new clause (v):

               (v) Liens on assets of APSI securing Indebtedness permitted under SECTION 8.01(xiii).

               2.4 AMENDMENT TO SECTION 8.04. Section 8.04 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause
(viii) thereof, substituting "; and" in place of the period at the end of clause
(ix) thereof and adding the following new clause (x):

               (x) the Investment in the assets, and assumption of certain liabilities, of APSI pursuant to the APSI Purchase Agreement.

               2.5 AMENDMENT TO SECTION 8.12. Section 8.12 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause
(iii) thereof, substituting "; and" in place of the period at the end of clause
(iv) thereof and adding the following new clause (v):

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          (v)  Common Stock issued as consideration for the purchase of assets of APSI pursuant to the APSI Purchase Agreement.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Effective Date and after giving effect to this Sixth Amendment:

          (a) All of the representations and warranties of the Borrower contained in this Sixth Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date and on and as of the consummation of the Acquisition (the "ACQUISITION CLOSING DATE"), in each case as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Sixth Amendment and the consummation of the Acquisition; and

          (c) The representations and warranties of the Sellers (as defined in the APSI Purchase Agreement) set forth in the APSI Purchase Agreement are true and correct in all material respects on and as of the Acquisition Closing Date, in each case as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date).

     4. EFFECTIVE DATE. This Sixth Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

          (a) the Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

               (i)  counterparts hereof executed by the Borrower and the Lender;

               (ii) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this Sixth Amendment have been satisfied;

               (iii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Effective Date certifying (A) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Sixth Amendment and the APSI Purchase Agreement, (B) that the By-laws of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of the

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          Borrower delivered to the Lender and remain in full force and effect as of the Effective Date, (C) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Effective Date, (D) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this Sixth Amendment and the APSI Purchase Agreement and the purchase of the assets of APSI and (E) that the APSI Purchase Agreement (including the exhibits and schedules thereto), as delivered to the Lender, has not been amended or modified since the date of its delivery to the Lender and remains in full force and effect;

               (iv) evidence of publication of notice and filing with Governmental Authorities pursuant to applicable bulk sales laws (including without limitation Division 6 of the Uniform Commercial
          Code);

               (v) search reports (under APSI and each other name used within the past five years to conduct the business to which the assets of APSI relate) with respect to filings under the Uniform Commercial Code (as in effect in each applicable jurisdiction) in each jurisdiction in which assets of APSI are, or may be deemed to be, located;

               (vi) a list of the street addresses of all offices and other locations at which assets of APSI with an aggregate value in excess of $50,000 are, or are proposed to be, located;

               (vii) a list of all defined benefit plans as defined in Section 3(35) of ERISA (other than a "multiemployer plan") subject to Title IV of ERISA in respect of which APSI or any of its ERISA Affiliates (determined by substituting "APSI" for "Borrower" in the definition of "ERISA Affiliate") is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA; and

               (viii) such additional documentation as the Lender may reasonably request;

          (b) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the Acquisition or any other transactions contemplated by this Sixth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

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          (c)  all of the representations and warranties of the Borrower contained in this Sixth Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date and on and as of the Acquisition Closing Date, in each case as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (d) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Acquisition and any other transactions contemplated by this Sixth Amendment shall be satisfactory in all respects in form and substance to the Lender; and

          (e) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Effective Date or the Acquisition Closing Date or will result after giving effect to this Sixth Amendment and the consummation of the Acquisition.

     5.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) This Sixth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document,
     (ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

          (c) Except to the extent specifically consented to herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

     6. MISCELLANEOUS. This Sixth Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     7. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when

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so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     8. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                       KAYNAR TECHNOLOGIES INC.


                                       By:
                                            ---------------------------
                                            David A. Werner
                                            Executive Vice President



                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                       By:
                                            ---------------------------
                                            Name:
                                            Authorized Signatory



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